UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2023, Intellia Therapeutics, Inc. (the “Company”) filed a Certificate of Amendment (the “Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock from 120,000,000 to 240,000,000. The increase in the number of authorized shares was approved by the holders of a majority of the outstanding shares of common stock of the Company at its Annual Meeting of Stockholders (the “Annual Meeting”), as described in Item 5.07 below.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed with this report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 14, 2023 the Company held its Annual Meeting to consider and vote on the four proposals set forth below, each of which is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2023. The following is a summary of the matters voted on at the Annual Meeting.

a)

The stockholders of the Company elected Muna Bhanji, R.Ph., John F. Crowley and Jesse Goodman, M.D., M.P.H. as class I directors, for a three-year term ending at the annual meeting of stockholders to be held in 2026 and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the class I directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Muna Bhanji, R.Ph.	51,025,559	16,104,560	9,270,534
John F. Crowley	42,523,843	24,606,276	9,270,534
Jesse Goodman, M.D., M.P.H.	47,714,425	19,415,694	9,270,534

b)

The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
76,185,717	137,461	77,475	0

c)

The stockholders of the Company approved, on an advisory basis, the compensation of the named executive officers. The results of the stockholders’ vote with respect to the approval of the compensation of the named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
65,818,316	1,228,360	83,443	9,270,534

d)

The stockholders of the Company approved and adopted an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 120,000,000 to 240,000,000. The results of the stockholders’ vote with respect to the approval and adoption of the amendment were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
75,445,834	845,234	109,585	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1*	Amendment to the Second Amended and Restated Certificate of Incorporation of the Registrant dated June 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: June 16, 2023	By:	/s/ John M. Leonard
Name: John M. Leonard
Title: Chief Executive Officer and President